                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21455

                     Dreman/Claymore Dividend & Income Fund
               (Exact name of registrant as specified in charter)

                              210 North Hale Street
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

               Nicholas Dalmaso, Chief Legal and Executive Officer
                     Dreman/Claymore Dividend & Income Fund
                              210 North Hale Street
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 315-2036

                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

    SemiAnnual
        Report
April 30, 2004
     Unaudited

                                  Dreman / Claymore |
                                                    | DCS
                             Dividend & Income Fund |

                                    [GRAPHIC]

     DREMAN                                                           [LOGO]
     VALUE MANAGEMENT, LLC                                          CLAYMORE(R)
                                                          www.dremanclaymore.com

                                                    ... your path to the LATEST,

                                           most up-to-date INFORMATION about the

                                          Dreman/Claymore Dividend & Income Fund

                                    [GRAPHIC]

     The shareholder report you are reading right now is just the beginning of the story. Online at dremanclaymore.com, you will find:

     . Daily, weekly and monthly data on share prices, distributions, dividends and more

     .    Monthly portfolio overviews and performance analyses

     .    Announcements, press releases and special notices

     .    Fund and advisor contact information

     Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Dear Shareholder

    [PHOTO]

David N. Dreman

We are pleased to welcome you to the Dreman/Claymore Dividend & Income Fund. This semi-annual financial report covers the period since the Fund's inception on January 27, 2004 through April 30, 2004. Dreman Value Management, LLC, was founded in 1997 and is the Fund's investment manager. The predecessor investment firms bearing my name date back to 1977. As of April 30, 2004, we managed over $10.5 billion in assets, primarily across institutional accounts and as a sub-advisor to various investment companies.

We are independently owned, and are pioneers in the Low P/E contrarian value investment philosophy that places its primary emphasis on common stocks with growing dividends, while avoiding concept stocks without justifiable valuations. Numerous studies, both our own, and by leading financial academics, show that out-of-favor stocks with low price-to-earnings ratios (Low P/E) consistently outperform the broader market over time. Furthermore, our extensive studies in the field of Behavioral Finance and the psychology of investment decision-making, help us to exploit market overreactions and take advantage of fear to buy good companies, temporarily out-of-favor, at attractive prices. We have been dedicated to this investing philosophy for over 26 years and I have shared my thoughts on the subject with the public by authoring four books and through numerous articles published by Forbes magazine for more than two and half decades.

The Fund focuses its investments on dividend-paying or other income producing securities that are trading below what we perceive to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios, financial strength, value metrics, and historical earnings growth. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed income securities of below investment grade quality.

In May, the Fund declared its initial quarterly dividend, representing $0.325 per common share. This rate represents an annualized 6.50% distribution based upon the initial $20 common share price. You have the opportunity to reinvest these dividends through the Dividend Reinvestment Plan ("DRIP") that is described in detail on page 16 of this report.

                                          SemiAnnual Report | April 30, 2004 | 1

Dreman/Claymore Dividend & Income Fund | Dear Shareholder continued

When shares trade at a discount to the net asset value ("NAV"), the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly issued common shares at NAV, subject to an IRS limitation that the purchase price can not be more than 5% below the market price per share. The DRIP provides a low cost means to accumulate additional shares and to enjoy the benefits of compounded returns over time.

For more specific information on the positioning of the portfolio and our market outlook, please refer to the portfolio management question and answer portion of the report. We appreciate your investment with us and would like to thank you for giving us the opportunity to serve you as the investment manager for the Fund. For further information on the Fund, please call 1-800-345-7999 or visit the Fund's website at www.dremanclaymore.com.

Sincerely,


/s/ David N. Dreman
------------------------------
David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of Dreman/Claymore Dividend & Income Fund

June 15, 2004

2 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Questions & Answers |

--------------------------------------------------------------------------------
How have the equity markets performed during the period and what do you foresee for value stocks going forward?

The six months ending April 30, 2004 saw a great divergence in equity market sentiment. The end of 2003 was the conclusion of a notable yearlong rebound for equities following three consecutive down years. However, the start of 2004 saw a decided turn in market sentiment, as investor worries over rising energy costs, the ongoing conflict in Iraq and the possibility of higher interest rates combined to temper equity returns. The somewhat lackluster performance that arrived with the New Year is not overly surprising after the impressive returns seen in the market over the final nine months of 2003.

We believe that stocks are positioned to perform reasonably well considering the potential for rising inflation and the perceived looming increase in interest rates. Historically speaking, the effects of rising rates have their most pronounced effect on stocks at the beginning of a cycle of increasing rates. Generally, as rates rise, stocks go up as well, though maybe not at the same pace. In the past, stocks have outperformed when interest rate increases have slowed down. During the period of 1977 - 1981, inflation increased at around 10% per year and stocks increased at about an 8% rate per year. In 1982, when inflation retreated, stocks returned 22%, making up for the previous years' underperformance. However, there is no guarantee that this historical trend will be repeated in future markets.

We are of the opinion that value stocks, particularly those with above-market dividend yields, will be able to shake the negative headwinds created by investor nervousness over the potential for rising interest rates. We would anticipate that in a rising rate environment, growth stocks without consistent and established earnings streams would be far more vulnerable.

--------------------------------------------------------------------------------
How have the Fund's net asset value ("NAV") and market share price performed since inception through April 30, 2004?

The Dreman/Claymore Dividend & Income Fund (DCS) completed the initial public offering of its common shares on January 27th of this year and began trading on the New York Stock Exchange on January 28th. The Fund was initially priced at $20 per share and closed the period with a share price of $17.30, a decline of 13.5%. The Fund's NAV held up much better during this period with a decline of 3.3% for the same period. Much of the decline in the Fund's NAV can be attributed to a sharp rise in 30-year treasury bonds and the corresponding effect on the fixed-income components of the Fund coupled with the decline of several major equity holdings, which we continue to believe have excellent long-term outlooks.

The concern over the economy and rising interest rates had a particularly pronounced effect on closed end funds; especially those funds that are focused on dividend and interest income. Even though the Fund has a fixed-income component, it is focused more on dividend-paying stocks which have historically performed better in rising-rate environments than pure fixed-income investments. Additionally, the Fund sold US Treasury futures contracts in an effort to hedge the interest rate exposure for a portion of the fixed-income component of its portfolio.

DCS, like many closed-end funds, utilizes leverage as part of its investment strategy. In executing this strategy, the Fund issued Auction Market Preferred Shares (AMPS), currently representing about 33.8% of the Fund's managed assets (net assets plus leverage). As a result of this strategy, leveraged funds are typically more vulnerable to rising interest rates. Rising short-term interest rates increase a fund's cost of leverage while rising long-term interest rates generally place pressure on the valuation of a fund's long-term, fixed income holdings. Even though leverage can be used to enhance gains in a rising market, it can also magnify potential losses in a declining market.

Given the current cost of the Fund's AMPS, the Fund is realizing significant benefit due to the spread between the return generated by the Fund's portfolio and the short-term interest rates paid to the preferred holders. Even with a 50 basis point increase in short term rates, leverage is extremely profitable to the Fund. Additionally, the Fund has recently sold LIBOR futures contracts in an effort to mitigate a portion of the near-term exposure to short-term interest rates associated

                                          SemiAnnual Report | April 30, 2004 | 3

Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

with its AMPS and continues to evaluate the possibility of locking-in the short-term rates on the AMPS for longer periods of time.

Are there any specific sectors that you have avoided or over-weighted?

As of April 30, Financials, Consumer Staples and Utilities represented the top sectors in the Fund. These three sectors comprise a large majority of the Fund's equity exposure (nearly 80% of the total investments). Each of these three sectors has experienced some weakness recently, which has hindered the overall performance of the Fund in the short term, but we are confident that these sectors will provide excellent value over the long term.

We believe that the financials in the portfolio will still do well even with the possibility of increasing interest rates. Financials do not necessarily underperform as a group in an environment of rising interest rates for a couple of reasons. First, banks are more protected from rising interest rates today than in the past. This is especially true for the large universal banks that we hold in the portfolio, where fee income represents a significant portion of revenues. Also, the large money center banks have a much better ability to hedge their potential losses incurred from a rise in rates. These banks also enjoy the comfort of a more diversified revenue stream than some of their smaller brethren. Additionally, rising interest rates allow the banks to charge higher rates to their customers, thereby helping to offset any potential loss of business.

Two of the Fund's largest weightings in the financial sector are Freddie Mac ("Freddie") and Fannie Mae ("Fannie"); each has experienced some negative headline news in the past six months. We believe that the negative press that has haunted these two names recently is greatly exaggerated. The news that Freddie had recently understated earnings was treated very harshly in the press. It is important to note that earnings were understated, which is a far cry from the gross overstatement of earnings that plagued such names as WorldCom and Global Crossing. We are confident in Freddie and Fannie's ability to effectively manage any exposure to rising interest rates. In fact, because of their aggressive management of interest-rate risk, Freddie and Fannie have about half the negative correlation to interest rates than traditional banks. In a rising-rate environment, Fannie and Freddie often have opportunities to profitably increase their mortgage portfolio holdings, where as traditional banks, with less sophisticated hedging programs, sell down their holdings of mortgages. Trading at only 9 to10 times 2004 earnings and with a growth rate of almost 15%, we feel that both Freddie and Fannie are still compelling investments.

Our holdings in the Consumer Staples sector are currently comprised of tobacco stocks. Altria Group and RJ Reynolds are the two largest positions. These names have been significant holdings of many of our portfolios for some time, and thus we are well versed in the legal issues surrounding these stocks. We continue to wait for the resolution of the Department of Justice lawsuit, which is scheduled for trial in the Fall of 2004. If the case resolves according to our expectations, tobacco valuations, especially Altria, could rise significantly. As a group, these stocks yield approximately 5%, which is significantly greater than the dividend yields offered by the overall market and very generous compared to most fixed-income alternatives. Given their strong yield, we are content to hold these stocks as we wait for full valuations based on their fundamentals. We feel that these stocks in particular will remain a viable source of dividend income for the foreseeable future.

Utilities are another large component of the Fund. Utilities are often looked upon in the same light as fixed-income securities and as such are subject to the same problems as other fixed-income investments in a rising-rate environment. That being said, we are still confident in their continued ability to remain a stable and growing source of qualified dividend income for the Fund and its shareholders.

Is the fund susceptible to the mutual fund trading abuses that have been in the news?

No. Unlike open-end funds (which have been in the news recently), shares of the Fund trade on the New York Stock Exchange (ticker: DCS). As a result, there is no potential for market timing or late trading.

4 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Fund Summary | (unaudited)

2004 Share Price Performance

[GRAPHIC]

Portfolio Composition* (as of 4/30/04)

[PIE CHART APPEARS HERE]

Asset Class
-----------
Common Stocks            77.5%
Preferred Securities     17.4%
Short-Term Investments    2.5%
Investment Companies      1.6%
Corporate Bonds           1.0%

*As a percentage of total investments.

Top 10 Issuers* (as of 4/30/04)
------------------------------
Altria Group, Inc.                              8.4%
R.J. Reynolds Tobacco Holdings, Inc.            8.0%
Freddie Mac                                     5.2%
Fannie Mae                                      4.2%
US Tobacco, Inc.                                4.2%
Washington Mutual, Inc.                         4.0%
SBC Communications, Inc.                        3.1%
Bristol-Myers Squibb Co.                        3.0%
Ameren Corp.                                    2.6%
Prudential PLC                                  2.4%

*As a percentage of long-term investments.

Sector Allocation* (as of 4/30/04)

[PIE CHART APPEARS HERE]

Sector
------
Financials                                     40.3%
Consumer Staples                               24.1%
Utilities                                      14.7%
Energy                                          9.2%
Telecommunications                              4.6%
Healthcare                                      4.3%
Other                                           2.8%

*As a percentage of long-term investments.

Industry Allocation* (as of 4/30/04)

[PIE CHART APPEARS HERE]

Industry
--------
Tobacco                                        23.8%
Commercial banks                               14.8%
Thrifts & Mortgage Finance                     13.6%
Electric Utilities                             11.2%
Oil & Gas                                       9.2%
Real Estate                                     6.3%
Pharmaceuticals                                 4.1%
Diversified Telecommunications Services         3.9%
Other                                          13.1%

*As a percentage of long-term investments.

                                          SemiAnnual Report | April 30, 2004 | 5

Dreman/Claymore Dividend & Income Fund

Portfolio of Investments April 30, 2004 (unaudited)

Number of Shares                                                       Value
--------------------------------------------------------------------------------
                   Common Stocks - 116.2%
                   Consumer Staples - 34.8%
 1,840,400         Altria Group, Inc.                               $101,921,352
   972,800         Loews Corp.- Carolina Group                        25,526,272
 1,508,900         R.J. Reynolds Tobacco Holdings, Inc.               97,731,453
   166,800         Universal Corp.                                    8,380,032
 1,363,000         US Tobacco, Inc.                                   50,717,230
   385,500         Vector Group Ltd.                                   6,376,170
--------------------------------------------------------------------------------
                                                                     290,652,509
--------------------------------------------------------------------------------
                   Energy - 9.6%
   189,500         BP Prudhoe Bay Royalty Trust I                      5,364,745
   265,300         ChevronTexaco Corp.                                24,274,950
   343,100         ConocoPhillips                                     24,463,030
   149,900         Devon Energy Corp.                                  9,173,880
    50,900         Enerplus Resources Fund                             1,285,225
   180,000         Kerr-McGee Corp.                                    8,807,400
   100,000         Pengrowth Energy Trust                              1,318,000
   130,700         San Juan Basin Royalty Trust                        2,637,526
   233,400         Williams Coal Seam Gas Royalty Trust                3,185,910
--------------------------------------------------------------------------------
                                                                      80,510,666
--------------------------------------------------------------------------------
                   Financials - 37.1%
   225,000         American Home Mortgage Investment Corp.             5,339,250
   180,900         American International Group, Inc.                 12,961,485
   270,000         Bank of America Corp.                              21,732,300
   742,900         Fannie Mae                                         51,052,088
 1,087,200         Freddie Mac                                        63,492,480
   670,000         Impac Mortgage Holding, Inc.                       12,602,700
   724,800         KeyCorp                                            21,526,560
   794,100         Luminent Mortgage Capital, Inc.                    10,172,421
 1,163,300         MFA Mortgage Investments, Inc.                     10,365,003
   181,700         Newcastle Investment Corp.                          4,855,024
   246,100         Novastar Financial, Inc.                            7,988,406
   233,600         PNC Financial Services Group                       12,404,160
   448,600         U.S. Bancorp                                       11,502,104
   415,000         Union Planters Corp.                               11,537,000
    65,000         Wachovia Corp.                                      2,973,750
 1,232,800         Washington Mutual, Inc.                            48,559,992
--------------------------------------------------------------------------------
                                                                     309,064,723
--------------------------------------------------------------------------------
                   Healthcare - 6.3%
 1,465,000         Bristol-Myers Squibb Co.                           36,771,500
    80,700         Medco Health Solutions, Inc.(c)                     2,856,780
    50,000         Merck & Co., Inc.                                   2,350,000
   300,000         Pfizer, Inc.                                       10,728,000
                                                                      52,706,280
--------------------------------------------------------------------------------
Number of Shares                                                       Value
--------------------------------------------------------------------------------
                   Information Technology - 1.3%
   587,300         Electronic Data Systems Corp.                    $ 10,741,717
--------------------------------------------------------------------------------
                   Telecommunications - 5.8%
 1,495,000         SBC Communications, Inc.                           37,225,500
   290,000         Verizon Communications, Inc.                       10,944,600
--------------------------------------------------------------------------------
                                                                      48,170,100
--------------------------------------------------------------------------------
                   Utilities - 21.3%
   735,600         Ameren Corp.                                       32,160,432
   659,700         Consolidated Edison, Inc.                          27,186,237
   354,200         DTE Energy Co.                                     13,820,884
   361,900         Empire District Electric Co.                        7,531,139
   327,200         Great Plains Energy, Inc.                          10,211,912
   110,700         Hawaiian Electric Industries, Inc.                  5,508,432
   155,200         KeySpan Corp.                                       5,610,480
   108,300         Nicor, Inc.                                         3,681,117
   525,000         OGE Energy Corp.                                   12,626,250
   374,700         Peoples Energy Corp.                               15,662,460
   385,100         Pepco Holdings, Inc.                                7,293,794
   433,800         Progress Energy, Inc.                              18,553,626
   311,300         Public Service Enterprise Group, Inc.              13,354,770
   190,200         Star Gas Partners, L.P.                             4,275,696
--------------------------------------------------------------------------------
                                                                     177,477,229
--------------------------------------------------------------------------------
                   Total Common Stocks
                   (Cost $1,009,433,368)                             969,323,224
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
                   Corporate Bonds - 1.5%
                   Financials - 0.6%
$5,000,000         BF Saul REIT 7.5%, B+, (a) 7.500%, 3/1/14        $  5,037,500
                   Telecommunications Equipment - 0.9%
 7,500,000         SBA Communications Corp., CCC-
                   10.250%, 02/01/09      7,537,500
--------------------------------------------------------------------------------
                   Total Corporate Bonds (Cost $12,605,598)           12,575,000
--------------------------------------------------------------------------------

See notes to financial statements.

6 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund | Portfolio of Investments continued (unaudited)

Number of Shares                                                               Value
------------------------------------------------------------------------------------
                   Preferred Stocks - 26.2%
                   Consumer Discretionary - 0.4%
         125,000   Westcoast Hospitality Co., 9.500%                  $    3,181,250
------------------------------------------------------------------------------------

                   Consumer Staples - 0.5%
          40,000   Dairy Farmers Of America, (a), 7.875%                   4,138,752
------------------------------------------------------------------------------------

                   Energy - 3.7%
         440,000   EL Paso Tennessee Pipe, 8.250%                         20,941,272
         385,500   Southern Union Co., 7.550%                             10,292,850
------------------------------------------------------------------------------------
                                                                          31,234,122
------------------------------------------------------------------------------------

                   Financials - 21.3%
       7,000,000   Abbey Natl Cap Trust I, 8.963% (b)                      8,965,376
         200,000   ABN AMRO Cap Fund TR VII, 6.080%                        4,780,000
         200,000   Affordable Residential, 8.250%                          4,994,000
          18,000   Apartment Investment and Management Co., 10.100%          469,440
          80,000   Banco Santander, 6.410%, (a)                            1,949,360
      10,000,000   Barclays Bank PLC, 8.550% (a)(b)                       12,088,570
       7,000,000   CA Preferred Fund Trust, 7.000%                         7,039,235
         109,300   Chevy Chase Bank, 8.000%                                3,005,750
           1,000   Doral Financial Corp., Series B, 8.350%                    26,950
           8,660   Doral Financial Corp., Series C, 7.250%                   222,129
       7,042,000   HSBC Capital Funding LP, 10.176% (a)(b)                10,028,547
      12,840,000   HSBC Capital Funding LP, 9.547% (a)(b)                 15,933,439
         140,500   Lehman Brothers Holdings, 6.500%                        3,703,580
       2,000,000   Lloyds TSB Bank PLC, 6.900%                             2,040,540
          80,000   LTC Properties, Inc., 8.000%                            2,036,000
      13,354,000   Old Mutual Cap Funding, 8.000%                         13,395,397
         400,000   Omega Healthcare, 8.375%                                9,920,000
      31,000,000   Prudential PLC, 6.500%                                 28,852,661
       6,400,000   RBS Capital Trust B, 6.800%                             6,461,363
      12,000,000   Royal Bank Of Scotland, 9.118%                         14,716,848
       5,750,000   Royal Bank Of Scotland, 7.648% (b)                      6,644,407
      16,775,000   UBS Pfd Funding Trust I, 8.622% (b)                    20,305,399
------------------------------------------------------------------------------------
                                                                         177,578,991
------------------------------------------------------------------------------------

                   Utilities - 0.3%
          80,000   Alabama Power Co., 5.300%                               1,998,400
------------------------------------------------------------------------------------

                   Total Preferred Stocks
                   (Cost $224,551,003)                                   218,131,515
------------------------------------------------------------------------------------

                   Investment Companies - 2.4%
         116,000   Cohen & Steers REIT and Preferred
                      Income Fund                                     $    2,657,560
         296,200   Evergreen Income Advantage Fund                         4,277,128
         232,600   Hyperion Total Return Fund                              2,114,334
         240,000   Nuveen Preferred and Convertible Income
                      Fund II                                              3,247,200
         211,200   Nuveen Quality Preferred Income Fund II                 3,037,056
         295,200   Pioneer High Income Trust                               4,439,808
           6,400   Salomon Brothers Worldwide Income Fund, Inc.               89,792
------------------------------------------------------------------------------------

                   Total Investment Companies
                   (Cost $21,925,956)                                     19,862,878
------------------------------------------------------------------------------------

                   Total Long-Term Investments
                   (Cost $1,268,515,925) - 146.3%                      1,219,892,617
------------------------------------------------------------------------------------

                   Short-Term Investments
                   Money Market Fund - 3.7%
      31,001,296   JP Morgan Prime Money Market Fund
                   (Cost $31,001,296)                                     31,001,296
------------------------------------------------------------------------------------

                   Total Investments
                   Cost ($1,299,517,221) - 150.0%                      1,250,893,913

                   Other Assets in Excess of Liabilities - 1.0%            8,130,330

                   Preferred Shares, at Liquidation Value -
                      (-51.0% of Net Assets Available
                      to Common Shares or -34.0% of Total
                      Investments)                                      (425,000,000)
------------------------------------------------------------------------------------

                   Net Assets Applicable to Common Shares
                      - 100.0%                                        $  834,024,243
====================================================================================

Ratings shown are per Standard & Poor's, securities classified NR are not rated by Standard & Poor's.

PLC - Public Limited Company.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April
     30, 2004, these securities amounted to $49,176,168 or 5.9% of net assets.

(b)  Floating or Variable rate security.

(c)  Non-income producing security.

All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

See notes to financial statements.

                                          SemiAnnual Report | April 30, 2004 | 7

Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | April 30, 2004 (unaudited)

Assets
   Investments in securities, at value (cost $1,299,517,221)     $1,250,893,913
   Cash                                                               1,417,697
   Dividends and interest receivable                                  5,687,520
   Broker margin deposit                                              3,780,000
   Other assets                                                          59,490
-------------------------------------------------------------------------------
      Total assets                                                1,261,838,620
-------------------------------------------------------------------------------

Liabilities
   Variation margin payable                                             945,000
   Advisory fee payable                                                 886,662
   Offering costs payable                                               649,760
   Administrative fee payable                                            37,462
   Dividend payable - preferred shares                                  138,196
   Accrued expenses and other liabilities                               157,297
-------------------------------------------------------------------------------
      Total liabilities                                               2,814,377
-------------------------------------------------------------------------------

Preferred Shares, at redemption value
   $.01 par value per share; 17,000
   Auction Market Preferred Shares authorized,
   issued and outstanding at $25,000
   per share liquidation preference                                 425,000,000
-------------------------------------------------------------------------------

Net Assets Applicable to Common Shareholders                     $  834,024,243
-------------------------------------------------------------------------------

Composition of Net Assets Applicable to Common Shareholders
   Common stock, $.01 par value per share; unlimited number of shares authorized, 45,155,240 shares issued and
      outstanding                                                $      451,552
   Additional paid-in capital                                       855,457,532
   Undistributed net investment income                               10,906,953
   Net realized gain on investments and futures transactions            136,569
   Net unrealized depreciation on investments and futures
      transactions                                                  (32,928,363)
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders                     $  834,024,243
================================================================================

Net Asset Value Applicable to Common Shareholders
   (based on 45,155,240 common shares outstanding)               $        18.47
================================================================================

See notes to financial statements.

8 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the Period January 27, 2004* through April 30, 2004 (unaudited)

Investment Income

   Dividends (net of foreign withholding taxes
      of $2,321)                                      $12,602,787
   Interest                                             1,943,628
--------------------------------------------------------------------------------
      Total income                                                  $ 14,546,415
--------------------------------------------------------------------------------

Expenses
   Advisory fee                                         2,345,411
   Auction agent fee - preferred shares                    96,372
   Administrative fee                                      53,321
   Fund accounting                                         40,471
   Transfer agent fee                                      31,045
   Custodian fee                                           27,289
   Trustees' fees and expenses                             23,274
   Printing expense                                        13,690
   Legal fees                                              13,690
   Audit fee                                               11,709
   Insurance                                               10,953
   NYSE listing fee                                         9,584
   Miscellaneous                                            6,845
   Interest expense on line of credit                     450,242
--------------------------------------------------------------------------------
      Total expenses                                                   3,133,896
--------------------------------------------------------------------------------
      Net investment income                                           11,412,519
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
   and Future Transactions
   Net realized gain (loss) on:
      Investments                                                        140,597
      Futures                                                             (4,028)
   Net unrealized appreciation (depreciation) on:
      Investments                                                    (48,623,308)
      Futures                                                         15,694,945
--------------------------------------------------------------------------------
   Net loss on investments and futures transactions                  (32,791,794)
--------------------------------------------------------------------------------

Distributions to Preferred Shares from
   Net investment income                                                (505,566)
--------------------------------------------------------------------------------

Net Decrease in Net Assets Applicable to Common
   Shareholders Resulting from Operations                           $(21,884,841)
================================================================================

*  Commencement of investment operations.

See notes to financial statements.

                                          SemiAnnual Report | April 30, 2004 | 9

Dreman/Claymore Dividend & Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders

For the Period January 27, 2004* through April 30, 2004 (unaudited)

Increase in Net Assets Applicable to Common Shareholders
   Resulting from Operations
   Net investment income                                           $ 11,412,519
   Net realized gain on investments and futures transactions            136,569
   Net unrealized depreciation on investments and futures
      transactions                                                  (32,928,363)
Distributions to Preferred Shares from
   Net investment income                                               (505,566)
--------------------------------------------------------------------------------
   Net decrease in net assets applicable to Common
      Shareholders resulting from operations                        (21,884,841)
--------------------------------------------------------------------------------

Capital Share Transactions
   Net proceeds from the issuance of common shares                  858,115,000
   Common and preferred share offering expenses charged
      to paid-in-capital                                             (2,306,000)
--------------------------------------------------------------------------------
   Net increase from capital share transactions                     855,809,000
--------------------------------------------------------------------------------
   Total increase in net assets applicable to common
      shareholders                                                  833,924,159

Net Assets
   Beginning of period                                                  100,084
--------------------------------------------------------------------------------
   End of period (including undistributed net investment
      income of $10,906,953)                                       $834,024,243
================================================================================

*    Commencement of investment operations.

See notes to financial statements.

10 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Statements of Cash Flows | For the Period January 27, 2004* through April 30,
   2004 (unaudited)

Cash Flows from Operating Activities:

   Net decrease in net assets applicable to Common
      Shareholders resulting from operations                   $   (21,884,841)

Adjustments to Reconcile Net Decrease in Net Assets
   Applicable to Common Shareholders from Operations to
   Net Cash Used in Operating Activities:
   Cost of securities purchased                                 (1,348,555,562)
   Proceeds from sale of securities                                 48,778,565
   Increase in broker margin deposit                                (3,780,000)
   Increase in dividends and interest receivable                    (5,687,520)
   Increase in other assets                                            (59,490)
   Increase in offering costs payable                                  649,760
   Increase in accrued expenses and other liabilities                  157,297
   Increase in dividend payable - preferred shares                     138,196
   Increase in advisory fee payable                                    886,662
   Increase in administration fee payable                               37,462
   Increase in variation margin payable                                945,000
   Accretion of bond discount and amortization
      of bond premium                                                  400,373
   Net realized gain on investments                                   (140,597)
   Increase in unrealized depreciation                              48,623,308
------------------------------------------------------------------------------
      Net Cash Used in Operating Activities                     (1,279,491,387)
------------------------------------------------------------------------------

Cash Flows Provided by Financing Activities:

   Net cash subscriptions received                                 858,115,000
   Common and preferred shares offering expenses charged
      to paid-in capital                                            (2,306,000)
   Preferred Shares issued                                         425,000,000
------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                  1,280,809,000
------------------------------------------------------------------------------

Net increase in cash                                                 1,317,613

Cash at Beginning of Period                                            100,084
------------------------------------------------------------------------------
Cash at End of Period                                          $     1,417,697
==============================================================================

*    Commencement of investment operations.

See notes to financial statements.

                                         SemiAnnual Report | April 30, 2004 | 11

Dreman/Claymore Dividend & Income Fund

Financial Highlights | For the Period January 27, 2004* through April 30, 2004
   (unaudited)

Per share operating performance for a common share outstanding throughout the period

Net asset value, beginning of period                                         $  19.10/(a)/
------------------------------------------------------------------------------------------
Income from investment operations

   Net investment income                                                         0.26
   Net realized and unrealized loss on investments and
      futures transactions                                                      (0.83)
   Distributions to preferred shares from net investment
      income (common share equivalent basis)                                    (0.01)
------------------------------------------------------------------------------------------
      Total from investment operations                                          (0.58)
------------------------------------------------------------------------------------------

Common and preferred shares' offering expenses
   charged to paid-in-capital                                                   (0.05)
------------------------------------------------------------------------------------------

Net asset value, end of period                                               $  18.47
==========================================================================================

Market value, end of period                                                  $  17.30
==========================================================================================

Total investment return/(b)/

   Net asset value                                                              (3.30)%

   Market value                                                                (13.50)%

Ratios and supplemental data

Net assets, applicable to common shareholders, end
   of period (thousands)                                                     $834,024

Preferred Shares, at liquidation value, ($25,000
   per share liquidation preference)(thousands)                              $425,000

Preferred Share asset coverage per share                                     $ 74,060

Ratios to Average Net Assets applicable to Common Shares:/(c)/

   Total expenses, including interest expense                                    1.50%
   Interest expense                                                              0.22%
   Net investment income, prior to effect of dividends to preferred shares       5.47%
   Net investment income, after effect of dividends to preferred shares          5.23%

Ratios to Average Managed Assets:/(c), (d)/
   Total expenses, including interest expense                                    1.14%
   Interest expense                                                              0.16%
   Net investment income, prior to effect of dividends to preferred shares       4.14%

Portfolio turnover                                                               0.55%

*    Commencement of operations.

/(a)/ Before deduction of offering expenses charged to capital.
/(b)/ Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share. Dividends and distributions are assumed to be reinvested in accordance with the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
/(c)/ Annualized.
/(d)/ Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | April 30, 2004 (unaudited)

Note 1 - Organization:

Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended.

The Fund's primary investment objective is to provide a high level of current income, with a secondary object of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on the New York Stock Exchange are generally valued at the last sale price at the close of the New York Stock Exchange. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a similar manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Fund's Trustees deem appropriate to reflect fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trustees to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Trustees believe reflect most closely the value of such securities.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the period, the Fund sold futures contracts on US Treasury securities in an effort to hedge a portion of the fixed-income component of its portfolio against rising interest rates. At April 30, 2004, the following futures contracts were outstanding:

   Short     Number of  Expiration    Original       Value at      Unrealized
 Contracts   Contracts     Month        Value     April 30, 2004  Appreciation
------------------------------------------------------------------------------
US Treasury
Bonds (CBT)    1,890      Jun-04    $218,102,133   $202,407,188   $15,694,945
------------------------------------------------------------------------------

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other
     Agreements:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Advisor"), the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund's Investment Manager, provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund's average managed assets (total assets, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage).

The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the "Investment Manager"). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Advisor, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliate.

                                         SemiAnnual Report | April 30, 2004 | 13

Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund, net of any additional compensation payments to underwriters of the common share offering.

The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 - Federal Income Taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At April 30, 2004, the cost and related gross unrealized appreciation and depreciation for tax purposes are as follows:

                     Gross         Gross        Net Unrealized
    Cost of       Unrealized     Unrealized    Depreciation on
  Investments    Appreciation   Depreciation     Investments
--------------------------------------------------------------
$1,299,517,221    $14,984,742   $(63,608,050)   $(48,623,308)
--------------------------------------------------------------

Note 5 - Investments in Securities:

For the period ended April 30, 2004, purchases and sales of investments, other than short-term securities, were $1,274,423,594 and $5,647,893, respectively.

Note 6 - Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and issued 40,500,000 shares of common stock in its initial public offering. These shares were all issued at $19.10 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.00667 per share. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. On February 12, 2004, and March 16, 2004, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriters' expense reimbursement), 2,750,000 and 1,900,000 common shares, respectively, of the Fund pursuant to the over-allotment option.

Offering costs, estimated at $1,806,000 or $0.04 per share, in connection with the issuance of the common shares have been borne by the Fund and were charged to paid-in-capital. The Advisor has agreed to reimburse the Fund's organizational expenses, which are estimated at $25,000.

Preferred Shares

On February 12, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, estimated at $500,000, have been borne by the common shareholders as a direct reduction to paid-in-capital

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7,3,400 shares of Preferred Shares Series T28,3,400 shares of Preferred Shares Series W7,3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the period ended April 30, 2004, the annualized dividend rates range from:

              High    Low   At April 30, 2004
---------------------------------------------
Series M7     1.12%  1.08%        1.11%
---------------------------------------------
Series T28    1.15%  1.10%        1.15%
---------------------------------------------
Series W7     1.12%  1.08%        1.12%
---------------------------------------------
Series TH28   1.10%  1.10%        1.10%
---------------------------------------------
Series F7     1.12%  1.05%        1.10%
---------------------------------------------

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 - Line of Credit:

Effective with the issuance of preferred shares, the line of credit was discontinued.

Note 8 - Subsequent Event:

The Fund has adopted a policy of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the of the quarterly distributions for that year. In May, this quarterly dividend was declared by the Board of Trustees at a rate of $.325 per common share and was payable on May, 28, 2004 to shareholders of record on May 14, 2004.

14 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

Trustees

The trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

   Name, Address*, Age    Term of Office               Principal Occupation during                     Other Directorships
 and Position(s) held      and Length of                 the Past Five Years and                             Held by
    with Registrant         Time Served                     Other Affiliations                               Trustee
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Richard L. Crandall       Since 2004       Managing Partner of Aspen Partners, LLC since        Director, Novell, Inc., Diebold,
Age: 60                                    2003, Senior Advisor and Shareholder in BPC Group    Inc., Pelstar, LLC, Tacit
Trustee                                    and Bryant Park Capital since 2003, Founding         Knowledge Systems, Inc. and
                                           Co-Partner of Arbor Partners, LLC since 2000, and    BISNet, Inc.
                                           Chairman of Enterprise Software Roundtable since
                                           1994. Formerly, Director and Special Advisor of
                                           GIGA Information Group (1995-2003) and Chairman of
                                           GIGA Information Group (2002-2003).
--------------------------------------------------------------------------------------------------------------------------------
Roman Friedrich III       Since 2004       Founder of Roman Friedrich & Company, which          Director, Strategic Minerals
Age: 57                                    specializes in the provision of financial advisory   Corporation, Brazilian
Trustee                                    services to corporations in the resource             Emeralds, Inc. and Strata Gold
                                           sector. Previously, Managing Director at TD          Corporation.
                                           Securities.
--------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2004       Founding partner of Nyberg & Gustafson, a law firm    Trustee, Advent Claymore
Age: 50                                    specializing in corporate law, Estate Planning and   Convertible Securities and
Trustee                                    Business Transactions from 2000-present. Formerly,   Income Fund, MBIA Capital/
                                           Executive Vice President, General Counsel and        Claymore Managed Duration
                                           Corporate Secretary of Van Kampen Investments        Investment Grade Municipal
                                           (1982-1999). Director, Juvenile Diabetes Research    Income Fund, Western
                                           Foundation, Chicago Chapter, and Edward Hospital     Asset/Claymore U.S. Treasury
                                           Foundation, Naperville, IL. Trustee North Park       Inflation Protected Securities
                                           University, Chicago.                                 Fund, Western Asset/ Claymore
                                                                                                U.S. Treasury Inflation
                                                                                                Protected Securities Fund 2, and
                                                                                                TS&W/Claymore Tax-Advantaged
                                                                                                Balanced Fund.
--------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2004       Formerly, Vice President, Manager and Portfolio      Trustee, Advent Claymore
Age: 44                                    Manager of Nuveen Asset Management (1998-1999),      Convertible Securities and
Trustee                                    Vice President of Nuveen Investment Advisory         Income Fund, MBIA Capital/
                                           Corporation (1992-1999), Vice President and          Claymore Managed Duration
                                           Manager of Nuveen Unit Investment Trusts             Investment Grade Municipal Fund,
                                           (1991-1999), and Assistant Vice President and        Western Asset/ Claymore U.S.
                                           Portfolio Manager of Nuveen Unit Investment Trusts   Treasury Inflation Protected
                                           (1988-1999), each of John Nuveen & Company,          Securities Fund, Western
                                           Inc.(1982-1999).                                     Asset/Claymore U.S. Treasury
                                                                                                Inflation Protected Securities
                                                                                                Fund 2, and TS&W/ Claymore
                                                                                                Tax-Advantaged Balanced Fund.
--------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso          Since 2004       Senior Managing Director and General Counsel of      Trustee, Advent Claymore
Age: 39                                    Claymore Advisors, LLC and Claymore Securities,      Convertible Securities and
Trustee and Chief Legal                    Inc. (2001-present). Manager, Claymore Fund          Income Fund, MBIA
and Executive Officer                      Management Company, LLC, Vice President Boyar        Capital/Claymore Managed
                                           Value Fund. Formerly, Assistant General Counsel,     Duration Investment Grade
                                           John Nuveen and Company, Inc. (1999-2000). Former    Municipal Fund, Western
                                           Vice President and Associate General Counsel of      Asset/Claymore U.S. Treasury
                                           Van Kampen Investments, Inc.(1992-1999).             Inflation Protected Securities
                                                                                                Fund, Flaherty & Crumrine/
                                                                                                Claymore Preferred Securities &
                                                                                                Income Fund, Inc., Flaherty &
                                                                                                Crumrine/Claymore Total Return
                                                                                                Fund and Western Asset/Claymore
                                                                                                U.S. Treasury Inflation
                                                                                                Protected Securities Fund 2, and
                                                                                                TS&W/Claymore Tax-Advantaged
                                                                                                Balanced Fund.
--------------------------------------------------------------------------------------------------------------------------------
David N.Dreman            Since 2004       Founder, Chairman and Chief Investment Officer of    Trustee, University of Manitoba.
10 Exchange Place                          Dreman Value Management, LLC. Investment Manager
Jersey City, NJ 07302                      for several mutual funds and annuity products
Age: 67                                    under the Scudder-Dreman name.
Trustee
--------------------------------------------------------------------------------------------------------------------------------

*Address for all Trustees unless otherwise noted: 210 North Hale Street, Wheaton, IL 60187

                                         SemiAnnual Report | April 30, 2004 | 15

Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan |

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Irina Krylov, Phone Number:(718) 315-4818

16 | SemiAnnual Report | April 30, 2004

Dreman/Claymore Dividend & Income Fund

Fund Information

Board of Trustees                       Investment Manager
Richard L. Crandall                     Dreman Value Management, L.L.C.
                                        10 Exchange Place, Suite 2150
Nicholas Dalmaso                        Jersey City, New Jersey 07302-3913

David N. Dreman                         Investment Advisor
                                        Claymore Advisors, LLC.
Roman Friedrich III, Chairman           Wheaton, Illinois

Ronald A. Nyberg
                                        Administrator, Custodian and
Ronald E. Toupin, Jr.                   Transfer Agent
                                        The Bank of New York
Officers                                New York, New York
Nicholas Dalmaso
Chief Executive and Legal Officer
                                        Preferred Stock - Dividend Paying Agent
Steven M. Hill                          The Bank of New York
Chief Financial Officer and Treasurer   New York, New York

Heidemarie Gregoriev                    Legal Counsel
Secretary                               Skadden, Arps, Slate, Meagher & Flom LLP
                                        Chicago, Illinois
Lloyd K. Jagai
Vice President                          Independent Auditors
                                        Ernst & Young LLP
Thomas W. Littauer                      Chicago, Illinois
Vice President

Nelson P. Woodard
Vice President

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

..    If your shares are held in a Brokerage Account, contact your Broker.

..    If you have physical possession of your shares in certificate form, contact the Fund's Administrator, Custodian and Transfer Agent:

The Bank of New York, 101 Barclay Street, New York, New York 10286
1-800-701-8178

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-800-245-7999 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov

                                         SemiAnnual Report | April 30, 2004 | 17

Dreman/Claymore Dividend & Income Fund

     About the Investment Manager

     Dreman Value Management, LLC

     Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of April 30, 2004, the firm had over $10.5 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends, avoiding concept stocks without justifiable valuations.

     Investment Philosophy

     Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

     . We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

     . Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

     . We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

     Investment Process

     Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market

     .    Screen for stocks with below market P/E ratios.

     .    Further refine candidates by applying additional value screens.

     .    Fundamental analysis is applied to remaining candidates.

     . Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval

Dreman Value Management, L.L.C.                                    [LOGO] DCS
10 Exchange Place, Suite 2150                                             LISTED
Jersey City, New Jersey 07302-3913                                        NYSE

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable until shareholder reports for periods ending after June 15, 2004.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund


By:   /s/ Nicholas Dalmaso
    -----------------------------------------------
Name: Nicholas Dalmaso
Title: Chief Legal and Executive Officer
Date: 7/01/04

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Nicholas Dalmaso
    -----------------------------------------------
Name: Nicholas Dalmaso
Title: Chief Legal and executive Officer
Date: 7/01/04


By:   /s/ Steven M. Hill
    -----------------------------------------------
Name: Steven M. Hill
Title: Treasurer and Chief Financial Officer
Date: 7/01/04